                                                                     EXHIBIT 4.1

---------------                                                 ---------------
    NUMBER                                                          SHARES
                         [INTENSIVA HEALTHCARE LOGO]
C
---------------                                                 ---------------
                                                                COMMON STOCK

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                                      CUSIP 45815Y 10 5

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This certifies that
                                  [SPECIMEN]

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

                       INTENSIVA HEALTHCARE CORPORATION

transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Third Amended and Restated Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its Corporate Seal to be hereunto affixed.

Dated:



         /s/ David W. Cross                                             COUNTERSIGNED AND REGISTERED:
                                                                                BOATMEN'S TRUST COMPANY
              PRESIDENT AND             [CORPORATE SEAL]                                TRANSFER AGENT AND REGISTRAR
    CHIEF EXECUTIVE OFFICER
                                                                        BY
        /s/ Thomas M. Walsh
                                                                                                AUTHORIZED SIGNATURE
                  SECRETARY



The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
TOD     -- transfer on death direction in event of owner's death, to person named on face

UNIF GIFT MIN ACT -- __________ as Custodian for _________
                       (Cust)                     (Minor)
              under Uniform Gifts to Minors

                    Act______________
                          (State)

UNIF TRAN MIN ACT -- __________ as Custodian for _________
                       (Cust)                     (Minor)
              under Uniform Transfer to Minors

                    Act______________
                          (State)

   Additional abbreviations may also be used though not in the above list.




                       INTENSIVA HEALTHCARE CORPORATION

   Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.
   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

                                    X___________________________________________
NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFI-
CATE IN EVERY PARTICULAR, WITH-
OUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.             X___________________________________________



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ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR
BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
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